UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 22, 2004


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


          DELAWARE                                       36-3449727
(State or other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)



                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

         On March 22, 2004, Northern States Financial Corporation (the "Company") announced that it had concluded its discussions with the state banking regulators, the Illinois Office of Banks and Real Estate, regarding its allowance for loan and lease losses. As a result of those discussions and on the basis of additional internal analysis, the Company's subsidiary, Bank of Waukegan, will record, in the fourth quarter of 2003, an additional $400,000 provision for loan and lease losses. This will decrease previously reported unaudited earnings by $244,000, after tax, or $.06 per share. Attached as
Exhibit 99.1 and incorporated herein by reference is a copy of the press release relating to these matters.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           NORTHERN STATES FINANCIAL CORPORATION

Date:  March 22, 2004                   By:/s/ Thomas M. Nemeth
                                           -------------------------------------
                                           Thomas M. Nemeth
                                           Vice President and Treasurer



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                               INDEX TO EXHIBITS

Exhibit
-------

99.1              Press release dated March 22, 2004.




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